SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________

Date of Report (Date of earliest event reported)
February 23, 2004

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

4900 South Monaco Street
Denver, Colorado 80237
(Address of principal executive offices)

(303) 873-7400
Registrant's telephone number, including area code

N/A
Former Name or Former Address, if Changed Since Last Report

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description

99.1	Press release dated February 23, 2004, "eCollege(SM) Announces 2004 Student Enrollment Projections; Projections are Consistent with the Company’s 2004 Financial Guidance"

ITEM 9.      REGULATION FD DISCLOSURE

On February 23, 2004, eCollege issued a press release outlining student enrollment projections for 2004. The information contained in the press release dated February 23, 2004 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCollege.com

Date: February 23, 2004	By:	/s/ Oakleigh Thorne

Chief Executive Offier

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 23, 2004, "eCollege(SM) Announces 2004 Student Enrollment Projections; Projections are Consistent with the Company’s 2004 Financial Guidance"